Earnings Overview Verra Mobility Q3 Earnings Presentation For the Quarter Ended September 30, 2020 Exhibit 99.2

Forward-looking statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the disruption to our business and results of operations as a result of the COVID-19 pandemic; (2) the impact of the COVID-19 pandemic on our revenues from key customers in the rental car industry and from photo enforcement programs; (3) customer concentration in our Commercial Services and Government Solutions segments; (4) decreases in the prevalence of automated photo enforcement or the use of tolling; (5) risks and uncertainties related to our government contracts, including but not limited to administrative hurdles, legislative changes, termination rights, audits and investigations; (6) decreased interest in outsourcing from our customers; (7) our ability to properly perform under our contracts and otherwise satisfy our customers; (8) our ability to compete in a highly competitive and rapidly evolving market; (9) our ability to keep up with technological developments and changing customer preferences; (10) the success of our new products and changes to existing products and services; (11) our ability to successfully integrate our recent or future acquisitions; (12) failures in or breaches of our networks or systems, including as a result of cyber-attacks; and (13) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Information This presentation uses certain non-GAAP financial information, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted EBITDA, which further excludes certain non-cash expenses, loss on extinguishment of debt and other transactions management believes are not indicative of Verra Mobility’s business. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. These financial measures are not recognized measures under GAAP and they are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures as defined by SEC rules. This non-GAAP financial information may be determined or calculated differently by other companies. A reconciliation of Verra Mobility’s non-GAAP financial information to GAAP financial information is provided in the Appendix hereto and in Verra Mobility’s Form 8-K, filed with the SEC, with the earnings press release for the period indicated.

For the Quarter Ended September 30, 2020 Q3 Results by Segment – Commercial Services Revenue of $44.2M in Q3 decreased 43.1% from the same quarter in the prior year Adjusted EBITDA of $31.0M in the quarter decreased $20.0M or 39.3% from the same period of the prior year The CS segment is closely tied to the rental car industry and saw impacts in Q3 due to reduced demand resulting from Covid-19 Operating expenses of $11.8M in Q3 2020 decreased by $6.0M or 33.6% from the same period in the prior year, reflecting the cost out measures taken in response to the Covid-19 impact on revenue SG&A of $5.9M for Q3 2020 decreased by $4.5M over the same period in the prior year. We are pleased with our revenue recovery and our EBITDA margins which are best in class during the worst times Commercial Services Commentary Revenue & YoY Growth (2%) Adj. EBITDA & Margin % Commercial Services (60%) 2020 Trended Service Revenue & YoY Growth (43%)

For the Quarter Ended September 30, 2020 Q3 Results by Segment – Government Solutions Adj. EBITDA & Margin % Revenue & YoY Growth Government Solutions Commentary Government Solutions Revenue of $52.8M in Q3 increased 4.2% from the same quarter in the prior year Service Revenue improved by $5.7M. During the same period product revenue reduced $3.6M. Adjusted EBITDA of $22.5M in the quarter improved $2.7M or 13.8% from the same period of the prior year. The increase was the result of improved service revenue in the quarter and management of cost 2020 Trended Service Revenue & YoY Growth

For the Quarter Ended September 30, 2020 Consolidated Q3 Results Total revenue decreased by $31.3 million to $96.9 million in Q3 2020 from $128.2 million in Q3 2019 Adjusted EBITDA of $53.5 million, reduced from $70.8 million in the same quarter of 2019 Generated cash flow from operations of $21.8 million in Q3 2020 and $44.3M YTD Improved our cash on hand to $129.2 million at the end of Q3 up from $113.2 million at the end of Q2. Leverage increased due to declines in EBITDA which were not sufficient to offset increased cash flow generation The company has First Lien debt which matures in 2025 and a $75M revolver that is undrawn * We believe that cash from operations and cash on hand will be sufficient to run the company for the next 12 months and beyond Revenue & YoY Growth Adj. EBITDA & Margin % Net Debt & Leverage Q3 Revenue by Segment Commercial Services Q3 Commentary (27%) (24%) * $44M available to borrow on the undrawn $75M revolver

APPENDIX

Consolidated Results of Operations Unaudited ($ in millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Full Year 2019 Q1 2020 Q2 2020 Q3 2020 TTM Q3 2020 Service revenue $98.1 $103.1 $110.8 $104.8 $416.7 $99.5 $62.8 $83.0 $350.1 Product sales 0.4 6.5 17.5 7.6 32.0 17.2 17.0 13.9 55.8 Total revenue $98.5 $109.6 $128.2 $112.5 $448.7 $116.7 $79.8 $96.9 $405.9 Cost of service revenue 1.4 1.6 1.4 1.2 5.6 1.2 1.0 0.9 4.3 Cost of product sales 0.3 2.9 7.2 3.5 13.9 8.7 9.1 7.1 28.3 Operating expenses 29.3 31.8 33.0 31.5 125.6 32.3 26.7 26.5 117.0 Selling, general and administrative expenses 20.6 20.9 21.3 22.8 85.5 25.9 20.8 17.5 87.0 Depreciation, amortization, and (gain) loss on disposal of assets, net 28.9 28.8 28.7 29.3 115.8 29.2 29.2 29.6 117.3 Impairment of property and equipment – 5.9 – – 5.9 – – – – Total costs and expenses $80.5 $91.9 $91.6 $88.3 $352.3 $97.3 $86.8 $81.6 $354.0 Income (loss) from operations 18.0 17.6 36.7 24.2 96.5 19.4 (7.0) 15.3 51.9 Interest expense, net 16.0 15.7 14.9 14.1 60.7 12.5 9.5 9.6 45.7 Loss from tax receivable agreement adj - - - - - - 4.4 - 4.4 Other (income) expense, net (2.2) (3.3) (2.7) (2.9) (11.2) (2.9) (1.5) (5.0) (12.4) Total other expense $13.8 $12.3 $12.2 $11.2 $49.5 $9.5 $12.5 $4.6 $37.8 Income (loss) before income taxes 4.1 5.3 24.5 13.0 46.9 9.9 (19.4) 10.7 14.2 Income tax provision (benefit) 1.3 1.7 6.7 3.8 13.6 3.2 (4.0) 4.0 7.0 Net (loss) income $2.8 $3.6 $17.8 $9.2 $33.3 $6.7 ($15.4) $6.7 $7.2 Bridge to adj. EBITDA Net (loss) income $2.8 $3.6 $17.8 $9.2 $33.3 $6.7 ($15.4) $6.7 $7.2 Interest expense, net 16.0 15.7 14.9 14.1 60.7 12.5 9.5 9.6 45.7 Income tax provision (benefit) 1.3 1.7 6.7 3.8 13.6 3.2 (4.0) 4.0 7.0 Depreciation and amortization 28.9 28.9 28.7 29.1 115.6 29.3 29.2 29.4 116.9 EBITDA $49.1 $49.8 $68.1 $56.2 $223.2 $51.6 $19.3 $49.7 $176.7 Transaction and other related – 1.1 0.3 0.9 2.4 0.5 0.1 0.1 1.7 Transformation expense 0.0 – 0.0 – 0.0 – 0.5 0.6 1.1 Sponsor Fees and expenses 0.0 – – 0.0 0.0 – – – 0.0 Impairment of property and equipment – 5.9 – – 5.9 – – – – TRA adjustment – – – (0.1) (0.1) – 4.4 – 4.3 Stock-based compensation 2.1 2.8 2.5 2.6 10.0 2.8 3.3 3.2 11.8 Adjusted EBITDA $51.3 $59.7 $70.8 $59.6 $241.4 $54.9 $27.6 $53.5 $195.6

Segment Results of Operations Commercial Services Government Solutions Unaudited ($ in millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Full Year 2019 Q1 2020 Q2 2020 Q3 2020 TTM Q3 2020 Segment Revenue Government Solutions $35.9 $41.5 $50.6 $44.3 $172.3 $55.5 $52.5 $52.8 $205.1 Segment Adj EBITDA Government Solutions Adj EBITDA $13.2 $15.6 $19.8 $17.4 $66.0 $21.2 $20.3 $22.5 $81.5 Unaudited ($ in millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Full Year 2019 Q1 2020 Q2 2020 Q3 2020 TTM Q3 2020 Segment Revenue Commercial Services $62.6 $68.1 $77.6 $68.2 $276.5 $61.2 $27.3 $44.2 $200.8 Segment Adj EBITDA Commercial Services $38.0 $44.1 $51.1 $42.2 $175.4 $33.6 $7.3 $31.0 $114.1

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